Exhibit 10.37

8.23.04

SUBLEASE

THIS SUBLEASE AGREEMENT (“Sublease”) is made as of the 24th day of August, 2004, by and between Infinity Pharmaceuticals, Inc. (hereinafter called “Sublandlord”), a Delaware corporation, and Hydra Biosciences, Inc. (hereinafter called “Subtenant”), a Delaware corporation.

RECITALS:

A. Pursuant to a Lease Agreement dated as of July 2, 2002, as amended by a First Amendment to Lease dated March 25, 2003, a Second Amendment to Lease dated April 30, 2003, a Third Amendment to Lease dated October 30, 2003, and a Fourth Amendment to Lease dated as of December 15, 2003 (hereinafter collectively, the “Prime Lease”), Sublandlord, as tenant, leased from ARE-770/784/790 Memorial Drive LLC, as landlord (hereinafter called “Prime Landlord”), certain premises consisting of approximately 67,167 rentable square feet, together with all rights appurtenant thereto, including without limitation, such parking as is provided thereunder (hereinafter, the “Leased Premises”), located at 770 and 790 Memorial Drive, Cambridge, Massachusetts, all as more particularly described in the Prime Lease.

B. Sublandlord and Subtenant have agreed that Sublandlord will sublet to Subtenant approximately 16,167 rentable square feet of space located on the third (3rd) floor of the portion of the Leased Premises located at 790 Memorial Drive, as shown on Exhibit A attached hereto (hereinafter, the “Subleased Premises”).

C. Sublandlord and Subtenant hereby execute and deliver this Sublease subject to the condition precedent of Sublandlord’s obtaining the Prime Landlord’s written consent hereto.

D. Capitalized terms defined in the Prime Lease and not otherwise defined herein shall have the same meanings as the Prime Lease.

AGREEMENTS:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and for the mutual covenants contained herein, the parties agree as follows.

1. Lease; Term; Early Access. Sublandlord hereby leases to Subtenant, and Subtenant hereby leases from Sublandlord, the Subleased Premises, for a term commencing on December 1, 2004 (the “Commencement Date”), and expiring on November 30, 2007 (the “Expiration Date”).

The Subleased Premises will be delivered to Subtenant in two phases. Phase 1 will consist of approximately 13,243 rentable square feet located in Suites A, B, D, E and the portion of Suite C allocated to the support staff and located adjacent to Suite A. Phase 2 shall consist of approximately 2,924 rentable square feet located on the balance of the 3rd Floor of the Building and which is not included in Phase 1. Notwithstanding the foregoing, upon signature of this Sublease by Sublandlord and Subtenant, Subtenant shall have access to all of Suite A and that portion of Suite B that does not contain the nuclear magnetic resonance machine. The balance of Suite B (the portion containing the nuclear magnetic resonance machine) will be delivered to Subtenant on the earlier of (a) the date the nuclear magnetic resonance machine is removed from the Building, or (b) November 1, 2004. The balance of Phase 1 of the Subleased Premises shall be delivered to Subtenant on the earlier of (i) the date such space is vacated by the existing tenant, or (ii) on or before November 1, 2004. Phase 2 of the Subleased Premises shall be delivered to Subtenant on December 1, 2005, provided, however, that Sublandlord agrees to grant Subtenant early access to Phase 2 of the Subleased Premises commencing on October 1, 2005 in the event that Phase 2 of the Subleased Premises is vacant as of October 1, 2005. The early access rights granted to Subtenant for both Phase 1 and Phase 2 herein are to ensure that Subtenant shall have early access to all respective portions of the Subleased Premises then being delivered to Subtenant to enable Subtenant to install furniture, trade fixtures and/or cabling and communications systems and to make initial arrangements for occupancy of the Subleased Premises (collectively, “Tenant’s Preparations”), commencing upon execution of this Sublease, provided that Tenant’s Preparations shall include no work which would require Prime Landlord’s consent under the Prime Lease unless Prime Landlord’s consent is obtained, and further provided that Subtenant’s early access under this section shall be subject to all provisions of the Prime Lease and this Sublease except for the payment of rent. Sublandlord shall use its best efforts to remove the nuclear magnetic resonance machine or cause the nuclear magnetic resonance machine to be removed from the Building at the earliest possible date (and in any event prior to November 1, 2004) to enable Subtenant to access that portion of Suite B. Furthermore, Sublandlord covenants and agrees that it will make a timely request for approval of this Sublease from the Prime Landlord and that it will use its best efforts to obtain the approval of Prime Landlord to this Sublease.

2. Extension Options. Subtenant shall have the continuing option to extend the term of this Sublease for periods of not less than six (6) months at a time (each an “Extension Period”) upon written notice to Sublandlord not less six (6) months before the end of the then current term of this Sublease setting forth the length of the extension period, provided that Subtenant may not extend the term of this Sublease beyond December 31, 2010 unless Subtenant extends the term of this Sublease to December 31, 2012 (the date on which the Prime Lease expires by its terms). The base rental rate for any Extension Period from December 1, 2007 through November 30, 2009 (the “Initial Extension Years”) shall be $35.00 per rentable square foot. The base rental rate for any Extension Period commencing on or after December 1, 2009 (the “Final Extension Years”) shall be equal to ninety-five percent (95%) of the then current fair market rate for comparable space in comparable condition, as reasonably determined by Sublandlord, which determination shall be delivered to Subtenant by written notice (the “Market Rent Notice”) within thirty (30) days after Sublandlord receives Subtenant’s extension notice. Sublandlord’s determination of fair market rent shall take into account all concessions being offered in the marketplace, but in no event shall the base rental rate during the Final Extension Years be less than $35.00 per rentable square foot. Subtenant shall have a period of ten (10) days after receipt of Sublandlord’s Market Rent Notice to accept or reject such determination. If the Sublandlord and Subtenant are unable to agree to the determination of the fair market rate for the Premises for such period then the matter will be submitted to arbitration in accordance with the procedures set forth for determination of market rent in Section 41 of the Prime Lease.

3. Condition of the Subleased Premises. The Subleased Premises are leased to Subtenant in their condition on the date hereof. Sublandlord has made no representations, warranties, guaranties or promises with respect to the Subleased Premises or the suitability thereof for the uses contemplated by this Sublease. Subtenant agrees to accept possession of the Subleased Premises on the Commencement Date “as is,” “where is,” in their same condition as on the date hereof.

4. Subtenant’s Work. Subject to Sublandlord’s prior written consent and approval, which shall not be unreasonably withheld, and Prime Landlord’s prior written consent and approval in accordance with the Prime Lease, Subtenant shall have the right to construct, at Subtenant’s sole cost and expense, reasonably necessary alterations to the Subleased Premises to accommodate Subtenant’s occupancy thereof. All alterations shall be performed in accordance with the terms of the Prime Lease (including but not limited to the right to make Notice Only Alterations in accordance with Section 12 of the Prime Lease). Subtenant shall be solely responsible for removing any alterations installed by Subtenant upon the expiration or termination of this Sublease, to the extent that such removal is required by the Prime Lease. Sublandlord agrees to cooperate with Subtenant in obtaining Prime Landlord’s consent to Subtenant’s proposed alterations.

5. Rent. The annual base rent per year, drawn on a U.S. bank, payable in advance in equal monthly installments, commencing on January 1, 2005 (the “Rent Commencement Date”), and thereafter on the first day of each calendar month in advance, prorated for any partial month at the beginning or end of the Sublease Term, shall be paid and lease years shall be defined as follows:

Period	Annual Rent Rate	Monthly Rent
Year 1(1/1/05-11/30/05)	$423,776.00	$35,314.67
Year 2 (12/1/05-11/30/06)	$533,511.00	$44,459.25
Year 3 (12/1/06-11/30/07)	$549,678.00	$45,806.50
Initial Extension Years	$565,845.00	$47,153.75
Final Extension Years	See Section 2 above

The foregoing rent calculations reflect the following base rental rates per square foot and square footage on which Subtenant will occupy and pay base rent:

Period	Rental Rate	Square Footage
Year 1	$32.00	13,243	(Phase 1 only)
Year 2	$33.00	16,167
Year 3	$34.00	16,167
Initial Extension Years	$35.00	16,167
Final Extension Years	See Section 2 above	16,167

Rent and all other charges due hereunder shall be payable without demand, notice, set-off, or counterclaim at Sublandlord’s address set forth below or at such other place as may be set forth by notice from Sublandlord to Subtenant. Any installment of rent due or accruing hereunder and any other sum, whether termed rent or otherwise, and payable hereunder by Subtenant to Sublandlord, not paid within five (5) days from the date when due, shall bear interest from the due date at a rate equal to the prime rate published by the Wall Street Journal from time to time plus four percent (4%).

6. Additional Rent. Subtenant agrees to pay to Sublandlord Subtenant’s proportionate share of any and all additional rent payable by Sublandlord under the Prime Lease during the Sublease Term (other than any additional rents resulting from any default by Sublandlord under the Prime Lease, unless such default was caused by Subtenant or is related to a default by Subtenant under this Sublease), including without limitation, common area operating expenses, taxes, water, HVAC, and other utilities and services provided to the Subleased Premises during the Sublease Term, at the same time and in the same manner as provided under the Prime Lease. Subtenant’s proportionate share shall be based on 13,243 square feet commencing on the Commencement Date through Year 1 and 16,167 in Year 2 and Year 3 and during any Extension Years. Subtenant shall also pay for the cost of all after-hours HVAC provided to the Subleased Premises during the Sublease Term as additional rent hereunder, in accordance with the terms of the Prime Lease.

7. Utilities. Subtenant acknowledges that the Subleased Premises are separately metered for electricity for plugs and lights. Subtenant shall pay for all electricity consumption for plugs and lights associated with the Subleased Premises at the same time and in the same manner as provided under the Prime Lease, provided that during Year 1 Subtenant shall only pay eighty-two percent (82%) of the electricity consumption for plugs and lights associated with the Subleased Premises. Sublandlord acknowledges and agrees that Subtenant may separately contract with a provider of Subtenant’s choice (which provider is reasonably acceptable to Sublandlord) for telephone service and T-l cable service.

8. Access. Subtenant shall have access to the Subleased Premises 24 hours per day, 7 days per week and 52 weeks per year, subject to the requirements of the Prime Lease and to causes beyond the reasonable control of Sublandlord.

9. Signage. Subject to the terms and provisions of the Prime Lease and Prime Landlord’s consent, Sublandlord shall provide, at Sublandlord’s sole cost and expense, signage similar to other signage in the Building for Subtenant on the building directory and at the entryway to the Subleased Premises.

10. Parking. Subject to the terms and conditions of the Prime Lease, Subtenant shall pay for the non-exclusive use of nine (9) parking spaces in the Building’s garage and nine (9) parking spaces in the Building’s surface lot at the rate charged under the Prime Lease, as such rate may change from time to time, at the same time and in the same manner as provided under the Prime Lease.

11. Personal Property Taxes. Subtenant agrees to pay to local tax authorities and other governmental agencies throughout the term of this Sublease all personal property taxes which may be levied against Subtenant’s merchandise, trade fixtures and other personal property in and about the Subleased Premises.

12. Use. Subtenant shall use the Subleased Premises solely as permitted under the Prime Lease.

13. Prime Lease Terms and Conditions. The terms and conditions of the Prime Lease are hereby incorporated by reference and made a part hereof, meaning that, as applicable, references to “Tenant” therein shall be deemed to be “Subtenant” hereunder, references to “Landlord” therein shall be deemed to be “Sublandlord” hereunder, and such other terms shall be deemed modified as may be appropriate in the given context, provided (i) Prime Landlord shall continue to have all rights set forth in the Prime Lease (notwithstanding the fact that Sublandlord shall also have the same rights under this Sublease), and (ii) Sublandlord shall not be deemed to have assumed any of the obligations of Prime Landlord as a result of the incorporation of the Prime Lease. This Sublease and all of its terms, covenants, representations, warranties, agreements and conditions are in all respects subject and subordinate to the Prime Lease. Subtenant agrees that in no event shall Prime Landlord be (a) liable for any act or omission of Sublandlord; (b) liable for the return of any security deposit unless Prime Landlord is holding the same; (c) subject to any offsets or defenses which Subtenant may have against Sublandlord; or (d) bound by any rent or additional rent which Subtenant may have prepaid for more than ten (10) days in advance of its due date under the Sublease.

14. Subtenant Obligations Under Prime Lease. Subtenant agrees to perform, fulfill, and observe all of the covenants, agreements, obligations, conditions, representations, warranties, terms and provisions imposed upon Sublandlord as Tenant of the Subleased Premises under the Prime Lease arising from and after the Commencement Date, except for rent, which shall be governed by this Sublease. Subtenant agrees to indemnify and hold Sublandlord harmless from and against any and all claims, liabilities, losses and damages of any kind whatsoever (including, without limitation, attorneys’ fees and expenses) which Sublandlord may incur by reason of Subtenant’s failure to perform, fulfill or observe any of the covenants or agreements set forth herein or the applicable provisions set forth in the Prime Lease. Sublandlord agrees to indemnify and hold Subtenant harmless from and against any and all claims, liabilities, losses and damages of any kind whatsoever (including, without limitation, attorneys fees and expenses) which Subtenant may incur by reason of Sublandlord’s failure to pay rent when due under the Prime Lease, or any other default by Sublandlord under the Prime Lease, provided that Subtenant has timely paid to Sublandlord rent when due hereunder. The indemnification obligations of each party shall survive the termination or expiration of this Sublease.

15. Termination. This Sublease shall terminate upon the termination of the Prime Lease for any reason whatsoever, without any liability therefor on the part of Sublandlord to Subtenant (except as expressly set forth in Section 14 above), with the same force and effect as if the date of such termination had been provided expressly in this Sublease as the Expiration Date.

16. Compliance with Law. Subtenant shall comply with all statutes, ordinances, rules, orders, regulations or requirements, including environmental regulations applicable to its use of the Subleased Premises, and shall obtain all government permits and approvals required in connection with Subtenant’s activities in the Subleased Premises.

17. Insurance. Prior to the Commencement Date, and at least twenty (20) days prior to the expiration thereof during the Sublease Term, Subtenant shall provide to Sublandlord certificates which evidence the insurance coverages required under the Prime Lease, which insurance shall name both Prime Landlord and Sublandlord as additional insureds thereunder.

18. Holding Over. If Subtenant remains on the Subleased Premises after the Expiration Date or after any earlier termination provided for herein, then such holding over shall not be deemed to extend or renew the term of this Sublease or to create any tenancy at will, but such holding over shall be as a tenancy-at-sufferance only subject to all the terms and provisions of this Sublease; provided, however, Subtenant shall be liable for one hundred fifty percent (150%) of all rent and other charges related to occupancy of the Subleased Premises. In addition, Subtenant shall indemnify and hold harmless Sublandlord from and against all liability, damages, losses and claims (including, without limitation, attorneys’ fees and expenses) incurred by Sublandlord in connection with the holding over of Subtenant including, without limitation, any liability of Sublandlord to Prime Landlord. Notwithstanding the foregoing, Sublandlord may, at its option, regain possession of the Subleased Premises or any part thereof by any and all means available to Sublandlord under this Sublease, the Prime Lease, or at law. The provisions of this Section 18 shall be superceded by any separate agreement between Prime Landlord and Subtenant under which Subtenant retains occupancy of the Subleased Premises from and after the Expiration Date, provided that Sublandlord shall have no liability with respect to the Leased Premises from and after the Expiration Date.

19. Brokerage Representations. Sublandlord and Subtenant each represent that it has not dealt with any broker in connection with this Sublease except GVA Thompson Doyle Hennessey & Stevens and CB Richard Ellis (the “Brokers”). Each party hereby agrees to defend, indemnify and hold harmless the other party from and against any loss, cost or expense (including reasonable attorneys fees) incurred as a result of its breach of the foregoing representation. Sublandlord shall pay all fees due to the Brokers in connection with both the initial term and any exercised extension period of this Sublease pursuant to a separate agreement.

20. Assignment and Subletting. Except for a Permitted Assignment as defined in Section 22(c) of the Prime Lease for which no consent shall be required, Subtenant shall not assign this Sublease or sub-sublease all or any part of the Subleased Premises without the prior written consent of Sublandlord, not to be unreasonably withheld, conditioned or delayed, and the prior written consent of Prime Landlord, as provided in the Prime Lease. If Sublandlord consents to a sub-sublease or assignment of this Sublease by Subtenant at a rent which, in either case, exceeds the rent payable hereunder by Subtenant, after deduction of Subtenant’s reasonable subleasing expenses, Sublandlord and Subtenant shall share equally the amount of such excess allocated to Sublandlord under Section 22(e) of the Prime Lease.

21. Prime Landlord’s Consent Contingency. This Sublease is conditioned upon obtaining Prime Landlord’s written consent to this Sublease in form and substance reasonably acceptable to Subtenant.

22. Security Deposit. Subtenant agrees to deliver to Sublandlord, upon the execution and delivery of this Sublease, a security deposit in the amount of Eighty-Nine Thousand and 00/100 ($89,000.00) Dollars in the form of cash or an irrevocable, unconditional, absolutely “clean” letter of credit running to Sublandlord as the sole beneficiary, which letter of credit shall in all ways be satisfactory to Sublandlord in its reasonable discretion (the “Letter of Credit”). If the security deposit shall be delivered in the form of cash, within thirty (30) days after expiration or earlier termination of this Sublease, the portion of the security deposit not applied to cure any outstanding default of Subtenant hereunder shall be returned to Subtenant by Sublandlord without interest. Sublandlord shall not be obligated to hold the security deposit in a segregated account nor shall interest accrue thereon. If the security deposit shall be delivered in the form of a letter of credit, the Letter of Credit shall have a stated duration of and shall be effective for at least one (1) year with provision for automatic successive annual one-year extensions during the Sublease Term. Subtenant shall keep the Letter of Credit in force throughout the Sublease Term. Subtenant shall deliver to Sublandlord a renewal Letter of Credit no later than thirty (30) days prior to the expiration date of any Letter of Credit issued under this paragraph, and if Subtenant fails to do so, Sublandlord may draw the entire amount of the expiring Letter of Credit and hold the proceeds in cash as the security deposit. Any cash security deposit shall not be held by Sublandlord in a separate interest bearing account nor shall interest accrue or be payable thereon. The Letter of Credit shall be issued by a financially sound major regional or national financial institution satisfactory to and approved by Sublandlord in its reasonable discretion. If the issuer of the Letter of Credit shall admit in writing its inability to pay its debts generally as they become due, shall file a petition in bankruptcy or a petition to take advantage of any insolvency act, shall consent to the appointment of a receiver or conservator of itself or the whole or any substantial part of its property, shall file a petition or answer seeking reorganization or arrangement under the United States Bankruptcy Code, shall have a receiver or conservator appointed or shall become subject to operational supervision by any Federal or State regulatory authority, then Subtenant within thirty (30) days after written demand by Sublandlord shall obtain a replacement Letter of Credit from another financial institution satisfactory to Sublandlord, in its reasonable judgment.

The security deposit is given as security for the faithful performance by Subtenant of all the terms, covenants and conditions of this Sublease to be kept and performed by Subtenant, and not as an advance rental deposit or as a measure of Sublandlord’s damage in case of Subtenant’s default. If Subtenant defaults after the expiration of any applicable grace periods, Sublandlord may draw upon the security deposit in whole or in part for the payment of any rent and/or any other sum in default, and/or for the payment of any amount which Sublandlord may spend or become obligated to spend by reason of such default, and/or to compensate Sublandlord for any other loss or amount which

Sublandlord may suffer by reason of Subtenant’s default to which Sublandlord may be entitled under this Sublease. If any portion is so used, Subtenant shall within five (5) business days after written demand therefor, increase the security deposit to the amount required hereunder, and Subtenant’s failure to do so shall be deemed to be a default under this Sublease. Sublandlord shall not be required to indemnify itself from the security deposit, or any portion therefore with respect to any particular violation or default of the Subtenant, and the appropriation of such money from the security deposit shall be discretionary with Sublandlord.

23. Notices. Any notice required hereunder shall be deemed to have been given when deposited with the U.S. Mail (certified mail, postage prepaid, return receipt requested), when deposited with a recognized overnight courier, or when delivered in hand by a direct courier who obtains a receipt for such delivery. Such notices shall be sent to the following addresses:

If to Sublandlord:	Infinity Pharmaceuticals, Inc. 780 Memorial Drive Cambridge, Massachusetts 02139 Attention: Mr. Joseph McPherson

With a copy to:	Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, Massachusetts 02109 Attention: Melvin R. Shuman, Esq.

If to Subtenant:	Hydra Biosciences, Inc. 790 Memorial Drive Cambridge, Massachusetts 02139 Attention: Matthew Gantz, President and CEO

With a copy to:	MBV Law 855 Front Street San Francisco, CA 94111 Attention: J. Michael Whisman

Any party may change its address for notice by notifying the other parties as aforesaid.

24. No Partnership. Sublandlord shall not be held to be a partner, joint venturer, or associate of Subtenant in the conduct of its business, it being expressly understood and agreed that the relationship between the parties hereto is and at all times shall remain that of Sublandlord and Subtenant.

25. Entire Agreement. All prior understandings and agreements between the parties are merged within this Sublease, which alone fully and completely sets forth the understanding of the parties, and this Sublease may not be changed or terminated orally or in any manner other than by an agreement in writing and signed by the party against whom enforcement of the change or termination is sought.

26. Binding Effect. The covenants and agreements herein contained shall bind and inure to the benefit of Sublandlord and Subtenant and their permitted successors and assigns.

27. Governing Law. The Sublease and all rights and remedies thereunder shall be governed by the law of the Commonwealth of Massachusetts.

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IN WITNESS WHEREOF the parties hereto set their hands and seals as of the day and year first above written.

SUBLANDLORD:

INFINITY PHARMACEUTICALS, INC.

By:	/s/ Steven H. Holtzman
Name: Steven H. Holtzman
Title: President & CEO

SUBTENANT:

HYDRA BIOSCIENCES, INC.

By:	/s/ Matthew Gantz
Name: Matthew Gantz
Title: President and CEO

EXHIBIT A

SUBLEASED PREMISES

CONSENT TO SUBLEASE

This Consent to Sublease (this “Consent”) is made as of September 16, 2004, by ARE-770/784/790 MEMORIAL DRIVE, LLC, a Delaware limited liability company, having an address of 135 North Los Robles Avenue, Suite 250, Pasadena, California 91101 (“Landlord”), INFINITY PHARMACEUTICALS, INC., a Delaware corporation, having an address of 780 Memorial Drive, Cambridge, Massachusetts (“Tenant”), and HYDRA BIOSCIENCES, INC., a Delaware corporation, having an address at 790 Memorial Drive, Cambridge, Massachusetts (“Sublessee”) with reference to the following Recitals.

RECITALS

A. Landlord and Tenant entered into that certain Lease Agreement, dated July 2, 2002, as amended by a First Amendment to Lease dated March 25, 2003, a Second Amendment to Lease dated April 30, 2003, a Third Amendment to Lease dated October 30, 2003 and a Fourth Amendment to Lease dated December 15, 2003 (as so amended, the “Lease”), wherein Landlord leased to Tenant certain premises (the “Premises”) commonly known as and located at 770 and 790 Memorial Drive, Cambridge, Massachusetts, and more particularly described in the Lease.

B. Tenant desires to sublease to Sublessee a portion of the Premises consisting of approximately 16,167 rentable square feet located on the third (3rd) floor of the portion of the Premises located at 790 Memorial Drive (the “Subleased Premises”) more particularly described in and pursuant to the provisions of that certain Sublease, dated as of August 24, 2004 (the “Sublease”), a copy of which is attached hereto as Exhibit A.

C. Tenant desires to obtain Landlord’s consent to the Sublease.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby consents to the sublease of the Subleased Premises to Sublessee, such consent being subject to and upon the following terms and conditions to which Tenant and Sublessee hereby agree:

1.	All initially capitalized terms not otherwise defined in this Consent shall have the meanings set forth in the Lease unless the context clearly indicates otherwise.

2.	This Consent shall not be effective and the Sublease shall not be valid unless and until Landlord shall have received: (a) a fully executed counterpart of the Sublease, and (b) a fully executed counterpart of this Consent. Tenant and Sublessee each represent and warrant to Landlord that the copy of the Sublease attached hereto as Exhibit A is true, correct and complete in all material respects.

3.	Landlord’s consent set forth herein is subject to the following additional conditions:

a.	Landlord shall have received and approved any drawings for any proposed alterations, additions or improvements to be made in connection with Sublessee’s occupancy of the Subleased Premises (collectively, “Subleased Improvements”);

b.	Landlord shall have received and approved a Hazardous Materials List and all Documents relating to Sublessee’s proposed use of the Subleased Premises; and

c.	Tenant and Sublessee hereby acknowledge and agree that notwithstanding anything to the contrary contained in the Lease or the Sublease, Landlord shall have the right at the time such improvements are approved by Landlord to require that the Sublease Improvements be removed at the expiration or earlier termination of the Lease at no cost or expense to Landlord and that the Subleased Premises be fully restored to their condition prior to the installation of such Sublease Improvements with all damage occasioned by such removal being fully repaired, reasonable wear and tear excepted.

4.	Landlord neither approves nor disapproves the terms, conditions and agreements contained in the Sublease, all of which shall be subordinate and at all times subject to: (a) all of the covenants, agreements, terms, provisions and conditions contained in the Lease, (b) superior ground leases, mortgages, deeds of trust, or any other hypothecation or security now existing or hereafter placed upon the real property of which the Premises are a part and to any and all advances secured thereby and to all renewals, modifications, consolidations, replacements and extensions thereof, and (c) all matters of record affecting the Premises and all laws, ordinances and regulations now or hereafter affecting the Premises.

5.	Nothing contained herein or in the Sublease shall be construed to:

a.	modify, waive, impair, or affect any of the terms, covenants or conditions contained in the Lease (including Tenant’s obligation to obtain any required consents for any other or future sublettings), or to waive any breach thereof, or any rights or remedies of Landlord under the Lease against any person, firm, association or corporation liable for the performance thereof, or to enlarge or increase Landlord’s obligations or liabilities under the Lease (including, without limitation, any liability to Sublessee for any portion of the security deposit held by Tenant under the Sublease), and all terms, covenants and conditions of the Lease are hereby declared by each of Landlord and Tenant to be in full force and effect.

b.	require Landlord to accept any payments from Sublessee on behalf of Tenant, except as expressly provided in Section 8 hereof.

Tenant shall remain liable and responsible for the due keeping, performance and observance of all the terms, covenants and conditions set forth in the Lease on the part of the Tenant to be kept, performed and observed and for the payment of the annual rent, additional rent and all other sums now and hereafter becoming payable thereunder for all of the Premises, including, without limitation, the Subleased Premises.

6.	Notwithstanding anything in the Sublease to the contrary:

a.

As among Landlord, Tenant and Sublessee, Sublessee does hereby expressly assume and agree to be bound by and to perform and comply with, for the benefit of Landlord, each and every obligation of Tenant under the Lease to the extent applicable to the Subleased Premises to the extent such obligation is

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incorporated into the Sublease. With respect to the foregoing sentence, as between Tenant and Sublessee, the provisions of the Sublease shall control. Landlord and Sublessee each hereby release the other, and waive their respective rights of recovery against the other for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party to the extent of such insurance and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof.

b.	Tenant and Sublessee agree to each of the terms and conditions of this Consent, and, as among Landlord, Tenant and Sublessee, upon any conflict between the terms of the Sublease and this Consent, the terms of this Consent shall control. As between Tenant and Sublessee, upon any conflict between the terms of the Sublease and this Consent, the terms of the Sublease shall control.

c.	The Sublease shall be deemed and agreed to be a sublease only and not an assignment and there shall be no further subletting or assignment of all or any portion of the Premises demised under the Lease (including the Subleased Premises demised by the Sublease) except in accordance with the terms and conditions of the Lease.

d.	If Landlord terminates the Lease as a result of a default by Tenant thereunder or the Lease terminates for any other reason, the Sublease shall automatically terminate concurrently therewith; provided, however, if Landlord elects, in its sole and absolute discretion and without obligation, exercisable by giving written notice to Sublessee within 7 days of such termination (a “Reinstatement Notice”), to reinstate the Sublease and Sublessee consents to such attornment in writing within 5 days of receipt of the Reinstatement Notice, then Sublessee shall attorn to Landlord, in which case the Sublease shall become and be deemed to be a direct lease between Landlord and Sublessee. If Landlord exercises the option provided under this section, Landlord shall undertake the obligations of Tenant under the Sublease from the time of the Reinstatement Notice through the expiration or earlier termination of the Sublease, but Landlord shall not (a) be liable for more than 1 month’s rent or any security deposit paid by Sublessee (except to the extent actually delivered to Landlord), (b) be liable for any prior act or omission of Tenant under the Lease prior to the Reinstatement Notice or for any other defaults of Tenant under the Sublease prior to the Reinstatement Notice, (c) be subject to any defenses or offsets previously accrued which Sublessee may have against Tenant for any period prior to the Reinstatement Notice, or (d) be bound by any changes or modifications made to the Sublease without the prior written consent of Landlord.

e.	Tenant and Sublessee acknowledge and agree that if Tenant or Landlord elects to terminate the Lease pursuant to the terms thereof, or if Landlord and Tenant voluntarily elect to terminate the Lease, Landlord shall have no responsibility, liability or obligation to Sublessee, and the Sublease shall terminate unless reinstated in Landlord’s sole and absolute discretion as expressly provided in Section 6(d) above. With respect to the foregoing sentence, as between Tenant and Sublessee, the provisions of the Sublease shall control.

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f.	Tenant agrees to reimburse all of Landlord’s costs and expenses in connection with this Consent.

7.	As between Landlord and Tenant, any act or omission of Sublessee or anyone claiming under or through Sublessee that violates any of the provisions of the Lease shall be deemed a violation of the Lease by Tenant. As between Tenant and Sublessee, with respect to the foregoing sentence, the terms and conditions of the Sublease shall control.

8.	Upon a default by Tenant under the Lease, Landlord may proceed directly against Tenant, any guarantors or anyone else liable under the Lease or the Sublease without first exhausting Landlord’s remedies against any other person or entity liable thereon to Landlord. If Landlord gives Sublessee notice that Tenant is in default under the Lease, Sublessee shall thereafter make directly to Landlord all payments otherwise due Tenant, which payments will be received by Landlord without any liability to Landlord except to credit such payments against amounts due under the Lease. The mention in this Consent of any particular remedy shall not preclude Landlord from any other remedy in law or in equity. Landlord and Tenant agree that Sublessee may rely on such notice from Landlord without liability to Sublessee.

9.	Tenant shall pay any broker commissions or fees that may be payable as a result of the Sublease and Tenant hereby indemnifies and agrees to hold Landlord harmless from and against any loss or liability arising therefrom or from any other commissions or fees payable in connection with the Sublease which result from the actions of Tenant. Sublessee hereby indemnifies and agrees to hold Landlord harmless from and against any loss or liability arising from any commissions or fees payable in connection with the Sublease which result from the actions of Sublessee.

10.	Tenant and Sublessee agree that Landlord shall not be bound by any amendments or modifications made to the Sublease without the prior written consent of Landlord. If Tenant and Sublessee request Landlord’s consent to any amendment or modification of the Sublease, such consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant and Sublessee hereby agree that it shall be reasonable for Landlord to withhold its consent (and Tenant and Sublessee agree that they shall not agree) to any modification or amendment of the Sublease which would change the permitted use of the Subleased Premises or which would affect Landlord’s status as a real estate investment trust. Any modification or amendment of the Sublease which would change the permitted use of the Subleased Premises or purport to amend the terms of this Consent, or which would affect Landlord’s status as a real estate investment trust shall be void and of no force or effect. Tenant shall provide a copy of any and all amendments or modifications to the Sublease to Landlord, whether or not Tenant has requested Landlord’s consent to such amendment or modification.

11.	This Consent may not be changed orally, but only by an agreement in writing signed by Landlord and the party against whom enforcement of any change is sought.

12.	This Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same instrument.

4	[790 Memorial Drive, Cambridge] [Infinity/Hydra Biosciences] ©Alexandria Real Estate Equities, Inc. 1999 CONFIDENTIAL-DO NOT COPY

13.	This Consent and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the internal laws of the State in which the Project is located, without regard to its principles of conflicts of law.

IN WITNESS WHEREOF, Landlord, Tenant and Sublessee have caused their duly authorized representatives to execute this Consent as of the date first above written.

LANDLORD:	ARE-770/784/790 MEMORIAL DRIVE, LLC,
a Delaware limited liability company

	By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, managing member

		By:	ARE-QRS Corp., a Maryland corporation, general partner

			By:	/s/ Jennifer Pappas
			Name:	Jennifer Pappas
			Title:	V.P. & Assistant Secretary

TENANT:	INFINITY PHARMACEUTICALS, INC.,
a Delaware corporation

	By:	/s/ Steven H. Holtzman
	Name:	Steven H. Holtzman
	Title:	President & CEO

SUBLESSEE:	HYDRA BIOSCIENCES, INC.,
a Delaware corporation

	By:	/s/ Matthew Gantz
	Name:	Matthew Gantz
	Title:	President & CEO

5	[790 Memorial Drive, Cambridge] [Infinity/Hydra Biosciences] ©Alexandria Real Estate Equities, Inc. 1999 CONFIDENTIAL-DO NOT COPY

EXHIBIT A

COPY OF SUBLEASE

SEE ATTACHED

6	[790 Memorial Drive, Cambridge] [Infinity/Hydra Biosciences] ©Alexandria Real Estate Equities, Inc. 1999 CONFIDENTIAL-DO NOT COPY

FIRST AMENDMENT TO SUBLEASE

THIS FIRST AMENDMENT TO SUBLEASE (“Amendment”) is made as of the 17th day of October, 2005, by and between INFINITY PHARMACEUTICALS, INC. (“Sublandlord”), a Delaware corporation, and HYDRA BIOSCIENCES, INC. (“Subtenant”), a Delaware corporation.

WITNESSETH:

WHEREAS, Sublandlord and Subtenant are parties to that certain Sublease dated August 24, 2004 (the “Sublease”) pursuant to which Subtenant subleased from Sublandlord certain premises containing approximately 16,167 rentable square feet of space (the “Subleased Premises”) located on the third (3rd) floor of the building located at 790 Memorial Drive, Cambridge, Massachusetts, all as more particularly described in the Sublease; and

WHEREAS, Sublandlord and Subtenant have agreed to postpone the delivery of Phase 2 of the Subleased Premises on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, and in consideration of the covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms not defined herein shall have the meanings ascribed to them in the Sublease.

2. Phase 2. Section 1 of the Sublease is hereby amended by deleting “Phase 2 of the Subleased Premises shall be delivered to Subtenant on December 1, 2005, provided, however, that Sublandlord agrees to grant Subtenant early access to Phase 2 of the Subleased Premises commencing on October 1, 2005 in the event that Phase 2 of the Subleased Premises is vacant as of October 1, 2005” and substituting therefor the following:

“Phase 2 of the Subleased Premises shall be delivered to Subtenant on February 1, 2006, provided, however, that Sublandlord agrees to grant Subtenant early access to Phase 2 of the Subleased Premises before February 1, 2006 in the event that Phase 2 of the Subleased Premises is vacant before February 1, 2006”

3. Rent. The Sublease is hereby amended by deleting the text of Section 5 in its entirety and substituting therefor the following:

“The annual base rent per year, drawn on a U.S. bank, payable in advance in equal monthly installments, commencing on January 1, 2005 (the “Rent Commencement Date”), and thereafter on the first day of each calendar month in advance, prorated for any partial month at the beginning or end of the Sublease Term, shall be paid and lease years shall be defined as follows:

Period	Annual Rent Rate	Monthly Rent
Year 1 (1/1/05-11/30/05)	$423,776.00	$35,314.67
Year 2A (12/1/05-1/31/06)	$437,019.00	$36,418.25
Year 2B (2/1/06-11/30/06)	$533,511.00	$44,459.25
Year 3 (12/1/06-11/30/07)	$549,678.00	$45,806.50
Initial Extension Years	$565,845.00	$47,153.75
Final Extension Years	See Section 2 above

The foregoing rent calculations reflect the following base rental rates per square foot and square footage on which Subtenant will occupy and pay base rent:

Period	Rental Rate	Square Footage
Year 1	$32.00	13,243	(Phase 1 only)
Year 2A	$33.00	13,243	(Phase 1 only)
Year 2B	$33.00	16,167
Year 3	$34.00	16,167
Initial Extension Years	$35.00	16,167
Final Extension Years	See Section 2 above	16,167

Rent and all other charges due hereunder shall be payable without demand, notice, set-off, or counterclaim at Sublandlord’s address set forth below or at such other place as may be set forth by notice from Sublandlord to Subtenant. Any installment of rent due or accruing hereunder and any other sum, whether termed rent or otherwise, and payable hereunder by Subtenant to Sublandlord, not paid within five (5) days from the date when due, shall bear interest from the due date at a rate equal to the prime rate published by the Wall Street Journal from time to time plus four percent (4%).”

4. Additional Rent. Section 6 of the Sublease is hereby amended by deleting “Subtenant’s proportionate share shall be based on 13,243 square feet commencing on the Commencement Date through Year 1 and 16,167 in Year 2 and Year 3 and during any Extension Years” and substituting therefor the following: “Subtenant’s proportionate share shall be based on 13,243 square feet commencing on the Commencement Date through Year 2A and 16,167 in Year 2B and Year 3 and during any Extension Years.”

5. Brokerage Representations. Sublandlord and Subtenant each represent that said party has not been represented by, retained or employed any broker in connection with this Amendment. Each party hereby agrees to defend, indemnify and hold harmless the other party from and against any loss, cost or expense (including reasonable attorneys fees) incurred as a result of its breach of the foregoing representation.

6. Ratification. Except as herein amended, the Sublease shall remain in full force and effect in accordance with its terms.

7. Counterparts. This Amendment may be executed in one or more identical counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[End of text on page]

IN WITNESS WHEREOF the parties hereto set their hands and seals as of the day and year first above written.

SUBLANDLORD:

INFINITY PHARMACEUTICALS, INC.

By:	/s/ Thomas J. Burke
Name:	Thomas J. Burke
Title:	Controller

SUBTENANT:

HYDRA BIOSCIENCES, INC.

By:	/s/ David Neafus
Name:	David Neafus
Title:	CFO

P&D Revisions

9/14/04

CONSENT TO AMENDMENT TO SUBLEASE

This Consent to Amendment to Sublease (this “Consent”) is made as of October 31, 2005, by ARE-770/784/790 MEMORIAL DRIVE, LLC, a Delaware limited liability company, having an address of 135 North Los Robles Avenue, Suite 250, Pasadena, California 91101 (“Landlord”), INFINITY PHARMACEUTICALS, INC., a Delaware corporation, having an address of 780 Memorial Drive, Cambridge, Massachusetts (“Tenant”), and HYDRA BIOSCIENCES, INC., a Delaware corporation, having an address at 790 Memorial Drive, Cambridge, Massachusetts (“Sublessee”) with reference to the following Recitals.

R  E  C  I  T  A  L  S

A.    Landlord and Tenant entered into that certain Lease Agreement, dated July 2, 2002, as amended by a First Amendment to Lease dated March 25, 2003, a Second Amendment to Lease dated April 30, 2003, a Third Amendment to Lease dated October 30, 2003 and a Fourth Amendment to Lease dated December 15, 2003 (as so amended, the “Lease”), wherein Landlord leased to Tenant certain premises (the “Premises”) commonly known as and located at 770 and 790 Memorial Drive, Cambridge, Massachusetts, and more particularly described in the Lease.

B.    Tenant and Sublessee entered into that certain Sublease, dated as of August 24, 2004 (the “Original Sublease”), pursuant to which Tenant subleased a portion of the Premises to Sublessee as more particularly described therein. Landlord consented to the Original Sublease pursuant to that certain Consent to Sublease dated as of September 16, 2004 (the “Original Consent”).

B.    Tenant and Sublessee desire to amend the Original Sublease to postpone the delivery of Phase 2 of the Subleased Premises (as defined in the Original Sublease) to Sublessee, as more particularly described in and pursuant to the provisions of that certain First Amendment to Sublease, dated as of October 17, 2005 (the “Amendment to Sublease” and, together with the Original Sublease, the “Sublease”), a copy of which is attached hereto as Exhibit A.

D.    Tenant desires to obtain Landlord’s consent to the Amendment to Sublease.

        NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby consents to the amendment of the Original Sublease, as more particularly described in and pursuant to the provisions of the Amendment to Sublease, such consent being subject to and upon the following terms and conditions to which Tenant and Sublessee hereby agree:

1.	All initially capitalized terms not otherwise defined in this Consent shall have the meanings set forth in the Lease unless the context clearly indicates otherwise.

2.	This Consent shall not be effective and the Amendment to Sublease shall not be valid unless and until Landlord shall have received: (a) a fully executed counterpart of the Amendment to Sublease, and (b) a fully executed counterpart of this Consent. Tenant and Sublessee each represent and warrant to Landlord that the copy of the Amendment to Sublease attached hereto as Exhibit A is true, correct and complete in all material respects.

3.	Landlord neither approves nor disapproves the terms, conditions and agreements contained in the Amendment to Sublease, all of which shall be subordinate and at all times subject to: (a) all of the covenants, agreements, terms, provisions and conditions contained in the Lease, (b) superior ground leases, mortgages, deeds of trust, or any other hypothecation or security now existing or hereafter placed upon the real property of which the Premises are a part and to any and all advances secured thereby and to all renewals, modifications, consolidations, replacements and extensions thereof, and (c) all matters of record affecting the Premises and all laws, ordinances and regulations now or hereafter affecting the Premises.

4.	Nothing contained herein or in the Amendment to Sublease shall be construed to:

a.	modify, waive, impair, or affect any of the terms, covenants or conditions contained in the Lease (including Tenant’s obligation to obtain any required consents for any other or future sublettings), or to waive any breach thereof, or any rights or remedies of Landlord under the Lease against any person, firm, association or corporation liable for the performance thereof, or to enlarge or increase Landlord’s obligations or liabilities under the Lease (including, without limitation, any liability to Sublessee for any portion of the security deposit held by Tenant under the Sublease), and all terms, covenants and conditions of the Lease are hereby declared by each of Landlord and Tenant to be in full force and effect; or

b.	require Landlord to accept any payments from Sublessee on behalf of Tenant, except as expressly provided in Section 8 of the Original Consent.

Tenant shall remain liable and responsible for the due keeping, performance and observance of all the terms, covenants and conditions set forth in the Lease on the part of the Tenant to be kept, performed and observed and for the payment of the annual rent, additional rent and all other sums now and hereafter becoming payable thereunder for all of the Premises, including, without limitation, the Subleased Premises.

5.	Tenant and Sublessee agree that Landlord shall not be bound by any further amendments or modifications made to the Sublease without the prior written consent of Landlord. If Tenant and Sublessee request Landlord’s consent to any amendment or modification of the Sublease, such consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant and Sublessee hereby agree that it shall be reasonable for Landlord to withhold its consent (and Tenant and Sublessee agree that they shall not agree) to any modification or amendment of the Sublease which would change the permitted use of the Subleased Premises or which would affect Landlord’s status as a real estate investment trust. Any modification or amendment of the Sublease which would change the permitted use of the Subleased Premises or purport to amend the terms of this Consent, or which would affect Landlord’s status as a real estate investment trust shall be void and of no force or effect. Tenant shall provide a copy of any and all amendments or modifications to the Sublease to Landlord, whether or not Tenant has requested Landlord’s consent to such amendment or modification.

6.	Except as herein amended, the Original Consent shall remain in full force and effect in accordance with its terms.

2	[790 Memorial Drive, Cambridge] [Infinity/Hydra Biosciences] ©Alexandria Real Estate Equities, Inc. 1999 CONFIDENTIAL-DO NOT COPY

7.	This Consent may not be changed orally, but only by an agreement in writing signed by Landlord and the party against whom enforcement of any change is sought.

8.	This Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same instrument.

9.	This Consent and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the internal laws of the State in which the Project is located, without regard to its principles of conflicts of law.

IN WITNESS WHEREOF, Landlord, Tenant and Sublessee have caused their duly authorized representatives to execute this Consent as of the date first above written.

LANDLORD:	ARE-770/784/790 MEMORIAL DRIVE, LLC, a Delaware limited liability company

	By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, managing member

By:	ARE-QRS Corp., a Maryland corporation, general partner

	BY:	/S/ JENNIFER PAPPAS
	Name:	Jennifer Pappas
	Title:	V.P. & Assistant Secretary

TENANT:	INFINITY PHARMACEUTICALS, INC., a Delaware corporation

	By:	/S/ THOMAS J. BURKE
	Name:	Thomas J. Burke
	Title:	Controller

SUBLESSEE:	HYDRA BIOSCIENCES, INC., a Delaware corporation

	By:	/S/ DAVID NEAFUS
	Name:	David Neafus
	Title:	CFO

3	[790 Memorial Drive, Cambridge] [Infinity/Hydra Biosciences] ©Alexandria Real Estate Equities, Inc. 1999 CONFIDENTIAL-DO NOT COPY

EXHIBIT A

COPY OF AMENDMENT TO SUBLEASE

SEE ATTACHED

4	[790 Memorial Drive, Cambridge] [Infinity/Hydra Biosciences] ©Alexandria Real Estate Equities, Inc. 1999 CONFIDENTIAL-DO NOT COPY

SECOND AMENDMENT TO SUBLEASE

THIS SECOND AMENDMENT TO SUBLEASE (“Amendment”) is made as of the 9th day of January, 2006, by and between INFINITY PHARMACEUTICALS, INC. (“Sublandlord”), a Delaware corporation, and HYDRA BIOSCIENCES, INC. (“Subtenant”), a Delaware corporation.

WITNESSETH:

WHEREAS, Sublandlord and Subtenant are parties to that certain Sublease dated August 24, 2004, as amended by that certain First Amendment to Sublease dated as of October 17, 2005 (as amended, the “Sublease”) pursuant to which Subtenant subleased from Sublandlord certain premises containing approximately 16,167 rentable square feet of space (the “Subleased Premises”) located on the third (3rd) floor of the building located at 790 Memorial Drive, Cambridge, Massachusetts, all as more particularly described in the Sublease; and

WHEREAS, Sublandlord and Subtenant have agreed to postpone the delivery of Phase 2 of the Subleased Premises on the terms and conditions set forth herein, subject to the condition precedent of Sublandlord’s obtaining Prime Landlord’s written consent hereto.

NOW THEREFORE, for good and valuable consideration, and in consideration of the covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms not defined herein shall have the meanings ascribed to them in the Sublease.

2. Phase 2. Section 1 of the Sublease is hereby amended by deleting “Phase 2 of the Subleased Premises shall be delivered to Subtenant on February 1, 2006, provided, however, that Sublandlord agrees to grant Subtenant early access to Phase 2 of the Subleased Premises before February 1, 2006 in the event that Phase 2 of the Subleased Premises is vacant before February 1, 2006” and substituting therefor the following:

“Phase 2 of the Subleased Premises shall be delivered to Subtenant on April 1, 2006, provided, however, that Sublandlord agrees to grant Subtenant early access to Phase 2 of the Subleased Premises before April 1, 2006 in the event that Phase 2 of the Subleased Premises is vacant before April 1, 2006”

3. Rent. The Sublease is hereby amended by deleting the text of Section 5 in its entirety and substituting therefor the following:

“The annual base rent per year, drawn on a U.S. bank, payable in advance in equal monthly installments, commencing on January 1, 2005 (the “Rent Commencement Date”), and thereafter on the first day of each calendar month in advance, prorated for any partial month at the beginning or end of the Sublease Term, shall be paid and lease years shall be defined as follows:

Period	Annual Rent Rate	Monthly Rent
Year 1(1/1/05-11/30/05)	$423,776.00	$35,314.67
Year 2A (12/1/05-3/31/06)	$437,019.00	$36,418.25
Year 2B (4/1/06-11/30/06)	$533,511.00	$44,459.25
Year 3 (12/1/06-11/30/07)	$549,678.00	$45,806.50

Initial Extension Years	$565,845.00	$47,153.75
Final Extension Years	See Section 2 above

The foregoing rent calculations reflect the following base rental rates per square foot and square footage on which Subtenant will occupy and pay base rent:

Period	Rental Rate	Square Footage
Year l	$32.00	13,243 (Phase 1 only)
Year 2A	$33.00	13,243 (Phase 1 only)
Year 2B	$33.00	16,167
Year 3	$34.00	16,167

Initial Extension Years	$35.00	16,167
Final Extension Years	See Section 2 above	16,167

Rent and all other charges due hereunder shall be payable without demand, notice, set-off, or counterclaim at Sublandlord’s address set forth below or at such other place as may be set forth by notice from Sublandlord to Subtenant. Any installment of rent due or accruing hereunder and any other sum, whether termed rent or otherwise, and payable hereunder by Subtenant to Sublandlord, not paid within five (5) days from the date when due, shall bear interest from the due date at a rate equal to the prime rate published by the Wall Street Journal from time to time plus four percent (4%).”

4. Brokerage Representations. Sublandlord and Subtenant each represent that said party has not been represented by, retained or employed any broker in connection with this Amendment. Each party hereby agrees to defend, indemnify and hold harmless the other party from and against any loss, cost or expense (including reasonable attorneys fees) incurred as a result of its breach of the foregoing representation.

5. Ratification. Except as herein amended, the Sublease shall remain in full force and effect in accordance with its terms.

6. Counterparts. This Amendment may be executed in one or more identical counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[End of text on page]

IN WITNESS WHEREOF the parties hereto set their hands and seals as of the day and year first above written.

SUBLANDLORD:

INFINITY PHARMACEUTICALS, INC.

By:	/s/ Thomas J. Burke
Name:	Thomas J. Burke
Title:	Controller

SUBTENANT:

HYDRA BIOSCIENCES, INC.

By:	/s/ David Neafus
Name:	David Neafus
Title:	CFO

CONSENT TO AMENDMENT TO SUBLEASE

This Consent to Amendment to Sublease (this “Consent”) is made as of January 26, 2006, by ARE-770/784/790 MEMORIAL DRIVE, LLC, a Delaware limited liability company, having an address of 385 East Colorado Boulevard, Suite 299, Pasadena, California 91101 (“Landlord”), INFINITY PHARMACEUTICALS, INC., a Delaware corporation, having an address of 780 Memorial Drive, Cambridge, Massachusetts (“Tenant”), and HYDRA BIOSCIENCES, INC., a Delaware corporation, having an address at 790 Memorial Drive, Cambridge, Massachusetts (“Sublessee”) with reference to the following Recitals.

RECITALS

A. Landlord and Tenant entered into that certain Lease Agreement, dated July 2, 2002, as amended by a First Amendment to Lease dated March 25, 2003, a Second Amendment to Lease dated April 30, 2003, a Third Amendment to Lease dated October 30, 2003 and a Fourth Amendment to Lease dated December 15, 2003 (as so amended, the “Lease”), wherein Landlord leased to Tenant certain premises (the “Premises”) commonly known as and located at 770 and 790 Memorial Drive, Cambridge, Massachusetts, and more particularly described in the Lease.

B. Tenant leased to Sublessee approximately 16,167 rentable square feet of the Premises more particularly described in and pursuant to the provisions of that certain Sublease Agreement dated as of August 24, 2004, as previously amended by that certain First Amendment to Sublease dated October 17, 2005 (as so amended, the “Original Sublease”). Landlord consented to the Original Sublease pursuant to that certain Consent to Sublease dated as of December 1, 2004, and that certain Consent to Sublease dated as of October 31, 2005 (collectively, the “Original Consent”).

C. Tenant and Sublessee desire to amend the Original Sublease to postpone the delivery of Phase 2 of the Subleased Premises (as defined in the Original Sublease) to Sublessee, as more particularly described in and pursuant to the provisions of that certain Second Amendment to Sublease, dated as of January 9, 2006 (the “Second Amendment to Sublease”), a copy of which is attached hereto as Exhibit A. The Original Sublease, as amended by this Second Amendment to Sublease, is hereinafter referred to as the “Sublease”.

D. Tenant desires to obtain Landlord’s consent to the Second Amendment to Sublease.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby consents to the amendment of the Original Sublease, as more particularly described in and pursuant to the provisions of the Second Amendment to Sublease, such consent being subject to and upon the following terms and conditions to which Tenant and Sublessee hereby agree:

1.	All initially capitalized terms not otherwise defined in this Consent shall have the meanings set forth in the Lease unless the context clearly indicates otherwise.

2.

This Consent shall not be effective and the Second Amendment to Sublease shall not be valid unless and until Landlord shall have received: (a) a fully executed counterpart of the Second Amendment to Sublease, and (b) a fully executed counterpart of this

Consent. Tenant and Sublessee each represent and warrant to Landlord that the copy of the Second Amendment to Sublease attached hereto as Exhibit A is true, correct and complete in all material respects.

3.	Landlord neither approves nor disapproves the terms, conditions and agreements contained in the Second Amendment to Sublease, all of which shall be subordinate and at all times subject to: (a) all of the covenants, agreements, terms, provisions and conditions contained in the Lease, (b) superior ground leases, mortgages, deeds of trust, or any other hypothecation or security now existing or hereafter placed upon the real property of which the Premises are a part and to any and all advances secured thereby and to all renewals, modifications, consolidations, replacements and extensions thereof, and (c) all matters of record affecting the Premises and all laws, ordinances and regulations now or hereafter affecting the Premises.

4.	Nothing contained herein or in the Second Amendment to Sublease shall be construed to:

a.	modify, waive, impair, or affect any of the terms, covenants or conditions contained in the Lease (including Tenant’s obligation to obtain any required consents for any other or future sublettings), or to waive any breach thereof, or any rights or remedies of Landlord under the Lease against any person, firm, association or corporation liable for the performance thereof, or to enlarge or increase Landlord’s obligations or liabilities under the Lease (including, without limitation, any liability to Sublessee for any portion of the security deposit held by Tenant under the Sublease), and all terms, covenants and conditions of the Lease are hereby declared by each of Landlord and Tenant to be in full force and effect; or

b.	require Landlord to accept any payments from Sublessee on behalf of Tenant, except as expressly provided in Section 8 of the Original Consent.

Tenant shall remain liable and responsible for the due keeping, performance and observance of all the terms, covenants and conditions set forth in the Lease on the part of the Tenant to be kept, performed and observed and for the payment of the annual rent, additional rent and all other sums now and hereafter becoming payable thereunder for all of the Premises, including, without limitation, the Subleased Premises.

5.	Tenant and Sublessee agree that the Sublease will not be further modified or amended in any way without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant and Sublessee hereby agree that it shall be reasonable for Landlord to withhold its consent to any modification or amendment of the Sublease which would change the permitted use of the Subleased Premises or which would affect Landlord’s status as a real estate investment trust. Any further modification or amendment of the Sublease without Landlord’s prior written consent shall be void and of no force or effect.

6.	Except as herein amended, the Original Consent shall remain in full force and effect in accordance with its terms.

7.	This Consent may not be changed orally, but only by an agreement in writing signed by Landlord and the party against whom enforcement of any change is sought.

2	[790 Memorial Drive, Cambridge] [Infinity/Hydra Biosciences] ©Alexandria Real Estate Equities, Inc. 1999 CONFIDENTIAL-DO NOT COPY

8.	This Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same instrument.

9.	This Consent and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the internal laws of the State in which the Project is located, without regard to its principles of conflicts of law.

IN WITNESS WHEREOF, Landlord, Tenant and Sublessee have caused their duly authorized representatives to execute this Consent as of the date first above written.

LANDLORD:	ARE-770/784/790 MEMORIAL DRIVE, LLC, a Delaware limited liability company

	By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, managing member

		By:	ARE-QRS Corp., a Maryland corporation, general partner

			By:	/s/ Jennifer Pappas
			Name:	Jennifer Pappas
			Title:	V.P. & Assistant Secretary

TENANT:	INFINITY PHARMACEUTICALS, INC., a Delaware corporation

	By:	/s/ Thomas J. Burke
	Name:	Thomas J. Burke
	Title:	Controller

SUBLESSEE:	HYDRA BIOSCIENCES, INC., a Delaware corporation

	By:	/s/ David Neafus
	Name:	David Neafus
	Title:	CFO

3	[790 Memorial Drive, Cambridge] [Infinity/Hydra Biosciences] ©Alexandria Real Estate Equities, Inc. 1999 CONFIDENTIAL-DO NOT COPY

EXHIBIT A

COPY OF SECOND AMENDMENT TO SUBLEASE

SEE ATTACHED

4	[790 Memorial Drive, Cambridge] [Infinity/Hydra Biosciences] ©Alexandria Real Estate Equities, Inc. 1999 CONFIDENTIAL-DO NOT COPY